UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

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                             FORM 8-K

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report: August 13, 2004
                (Date of earliest event reported)

                   GK INTELLIGENT SYSTEMS, INC.
      (Exact name of Registrant as specified in its charter)

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          Delaware                  000-22057                76-0513297
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(State or other jurisdiction   (Commission File Number)   (IRS Employer of
       incorporation)                                     Identification No.)

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                       2606 Yorktown Place
                       Houston, Texas 77056

       (Address of principal executive offices) (Zip Code)

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Registrant's telephone number, including area code: (713) 626-1504


Item 2.   Acquisition or Disposition of Assets.

On August 13, 2004, we entered into a Corporate Reorganization Agreement to acquire Ascendant Texas Source Group, Inc. The Corporate Reorganization Agreement provides for the acquisition of all of the issued and outstanding shares of common stock of Ascendant Texas Source Group, Inc. in exchange for shares of our restricted common stock having a total value of $1,500,000.

Ascendant Texas Source Group, Inc. is a privately-held, Houston-based full service provider of quality collaborative e-business process software, process consulting, rapid web development and hosting services.

The description of the transaction contained herein is qualified in its entirety by reference to the Corporate Reorganization Agreement filed as
Exhibit 10.1 to this Report.

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We issued a press release regarding this matter on August 17, 2004.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) Form 8-K, we hereby undertake to file such information as soon as it is available but no later than October 27, 2004.

(b)      Pro forma financial information.

         Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) Form 8-K, we hereby undertake to file such information as soon as it is available but no later than October 27, 2004.


(c)      Exhibits.

Exhibit           Description
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2.1   Corporate Reorganization Agreement between Julie
      Maranto, and GK Intelligent Systems, Inc. dated August 19,
      2004.

99.1  Press release


Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act of 1995. Investors are cautioned that actual results may differ substantially from such forward-looking statements, which involve risks and uncertainties including, but not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological changes, dependence upon third-party vendors, customer relations, government supervision and regulation, changes in industry practices, changes in third-party expense reimbursement procedures, and other risks detailed in the Company's periodic filings with the Securities and Exchange Commission.

                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GK INTELLIGENT SYSTEMS, INC.
                                 -------------------------------
                                       Registrant


Date: August 19, 2004            By: /s/ Gary F. Kimmons
                                    ----------------------------
                                    Gary F. Kimmons
                                    President and Chief
                                    Executive Officer

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